Exhibit 32
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of American Sierra Gold Corp. (the “Company”) on Form 10-K for the period ended July 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James Vandeberg Principal Executive Officer and Pricipal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 7, 2011                                                                                     /s/ James Vandeberg
   James Vandeberg
   Principal Executive Officer

Date: March 7, 2011                                                                                     /s/ James Vandeberg
   James Vandeberg
   Principal Accounting and Financial Officer